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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JUNE 12, 2003



                             THE UNIMARK GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      TEXAS
                 (State or Other Jurisdiction of Incorporation)


                 0-26096                                    75-2436543
         (Commission File Number)              (IRS Employer Identification No.)


             UNIMARK HOUSE
            124 MCMAKIN ROAD
            BARTONVILLE, TEXAS                               76226
(Address of Principal Executive Offices)                   (Zip Code)



                                 (817) 491-2992
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS.

     Attached hereto as Exhibit 99.1 is a press release announcing the appointment by the Company's Board of Directors of Manuel Morales Camporredondo as a Director of the Company to fulfill Emilio Castillo Olea's remaining term, who recently resigned.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                (c) EXHIBITS.

                             99.1    Press Release, dated June 17, 2003




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              THE UNIMARK GROUP, INC.
                                              -----------------------
                                                  (Registrant)


Date:  June 17, 2003                          /s/  David E. Ziegler
       ---------------                        ----------------------------------
                                              David E. Ziegler
                                                Chief Financial Officer


                                       2
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                                INDEX TO EXHIBITS

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
EXHIBIT
NUMBER     DESCRIPTION
-------    -----------
99.1       Press Release, dated June 17, 2003